Exhibit 99.1

TWINCRAFT, INC., AND AFFILIATES

DECEMBER 31, 2006 AND 2005

CONTENTS

Pages

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	2

CONSOLIDATED FINANCIAL STATEMENTS

BALANCE SHEETS	3

STATEMENTS OF EARNINGS	4

STATEMENTS OF STOCKHOLDERS’ EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	7-12

SUPPLEMENTAL INFORMATION

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ON SUPPLEMENTAL INFORMATION	13

CONSOLIDATING BALANCE SHEETS	14-15

CONSOLIDATING STATEMENTS OF EARNINGS	16-17

INDEPENDENT AUDITOR'S REPORT

Report of Independent Certified Public Accountants

To the Stockholders
and Board of Directors of
Twincraft, Inc., and Affiliates

We have audited the accompanying consolidated balance sheets of Twincraft, Inc., and Affiliates, as of December 31, 2006 and 2005, and the related consolidated statements of earnings, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Twincraft, Inc., and Affiliates, as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Gallagher, Flynn & Company, LLP

February 28, 2007

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31,

	2006	2005
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$93,405	$508,981
Accounts receivable, less allowance for doubtful accounts of approximately $318,000 in 2006 and $286,000 in 2005	5,275,583	4,790,179
Inventories	3,897,922	2,839,289
Investments	—	173,947
Prepaid expenses	46,141	43,626
Total current assets	9,313,051	8,356,022

PROPERTY, PLANT AND EQUIPMENT, at cost
Land, building, and leasehold improvements	3,805,167	3,760,057
Machinery and equipment	9,637,929	8,950,760
Furniture, office equipment and software	1,519,983	1,492,010
	14,963,079	14,202,827
Less accumulated depreciation and amortization	9,113,713	8,357,837
	5,849,366	5,844,990
	$15,162,417	$14,201,012
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Note payable - bank	$2,246,868	$3,500,000
Current maturities of capital lease obligations	141,387	136,259
Current maturities of long-term debt	333,653	512,659
Accounts payable	2,221,829	1,547,828
Accrued liabilities	1,202,613	1,204,415
Total current liabilities	6,146,350	6,901,161
CAPITAL LEASE OBLIGATIONS, less current maturities	188,353	329,740
LONG-TERM DEBT, less current maturities	683,728	967,280
NON-CONTROLLING INTEREST IN CONSOLIDATED AFFILIATES	553,344	689,610
STOCKHOLDERS’ EQUITY
Common stock - no par value, 100,000 shares authorized; 39,200 shares issued and outstanding	392	392
Additional paid-in capital	681,232	681,232
Retained Earnings	6,909,018	4,631,597
	7,590,642	5,313,221
	$15,162,417	$14,201,012

The accompanying notes are an integral part of these statements.

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATED STATEMENTS OF EARNINGS

YEARS ENDED DECEMBER 31,

	2006	2005
NET SALES	$30,972,552	$27,116,204
COST OF SALES	22,065,385	20,817,777
GROSS PROFIT	8,907,167	6,298,427
OPERATING EXPENSES
Selling and shipping expenses	2,717,290	2,282,795
Administrative expenses	2,292,922	2,196,110
Lab and research and development expenses	453,960	460,140
	5,464,172	4,939,045
EARNINGS FROM OPERATIONS	3,442,995	1,359,382
OTHER (INCOME) EXPENSE
Interest expense	287,052	364,674
Other, net	(112,313)	(1,553)
	174,739	363,121
EARNINGS BEFORE NON-CONTROLLING INTEREST IN EARNINGS OF CONSOLIDATED AFFILIATES	3,268,256	996,261
NON-CONTROLLING INTEREST IN EARNINGS OF CONSOLIDATED AFFILIATES	(197,475)	(246,000)
NET EARNINGS	$3,070,781	$750,261

The accompanying notes are an integral part of these statements.

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2006 AND 2005

	Common Stock	Additional Paid-in Capital	Retained Earnings	Member’s Equity	Total
BALANCE, January 1, 2005, as previously reported	$392	$681,232	$4,240,955	$19,255	$4,941,834
Adjustment to prior period (Note B)	—	—	—	(19,255)	(19,255)

BALANCE, January 1, 2005, as restated	392	681,232	4,240,955	—	4,922,579
Distributions to S corporation stockholders	—	—	(359,619)	—	(359,619)
Net earnings for the year, as restated (Note B)	—	—	750,261	—	750,261

BALANCE, December 31, 2005	392	681,232	4,631,597	—	5,313,221
Distributions to S corporation stockholders	—	—	(793,360)	—	(793,360)
Net earnings for the year	—	—	3,070,781	—	3,070,781

BALANCE, December 31, 2006	$392	$681,232	$6,909,018	$—	$7,590,642

The accompanying notes are an integral part of these statements.

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31,

	2006	2005
INCREASE IN CASH AND CASH EQUIVALENTS

CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$3,070,781	$750,261
Non cash items included in net earnings:
Net provision for bad debts	28,682	28,682
Depreciation and amortization	755,876	690,202
Inventory reserves	48,405	48,405
Gain on sale of investments	(39,678)	—
Earnings in non-controlling interest of consolidated affiliates	197,475	246,000
Changes in assets and liabilities:
Accounts receivable	(514,086)	(1,602,821)
Inventories	(1,107,038)	563,865
Investments	—	(68,363)
Prepaid expenses and other assets	(2,515)	195,146
Accounts payable and accrued expenses	772,199	528,882
	139,320	629,998
Net cash provided by operating activities	3,210,101	1,380,259

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investments	339,323	—
Acquisition of property and equipment	(885,950)	(422,619)
Net cash used in investing activities	(546,627)	(422,619)

CASH FLOWS FROM FINANCING ACTIVITIES
Net payments on short-term borrowings	(1,253,132)	(50,000)
Principal payments on long-term borrowings	(462,558)	(326,461)
Principal payments on capital lease obligations	(136,259)	(127,549)
Distributions to S corporation stockholders	(893,360)	(774)
Distribution paid by affiliated entities to members and partners of non-controlling interests	(333,741)	(139,179)
Net cash used in financing activities	(3,079,050)	(643,963)
Net increase (decrease) in cash	(415,576)	313,677
CASH AND CASH EQUIVALENTS, beginning of year	508,981	195,304
CASH AND CASH EQUIVALENTS, end of year	$93,405	$508,981

Supplemental Disclosures of Cash Flows Information
Cash paid during the year for:
Interest expense	$406,072	$459,600
Income taxes	$500	$250

Noncash investing and financing activities:

The following activities occurred during 2005:

•	The Companies reduced notes receivable from stockholders by applying S corporation distributions totaling $258,845.

•	Twincraft, Inc. declared a distribution to S corporation stockholders of $100,000 that is included in accounts payable at December 31, 2005.

The accompanying notes are an integral part of these statements.

TWINCRAFT, INC., AND AFFILIATES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

A) SUMMARY OF OPERATIONS AND ACCOUNTING POLICIES

Operations:

Twincraft, Inc. (“Twincraft”), a Vermont corporation, manufactures and distributes soap for sale to wholesalers throughout the United States and Canada.

Affiliates included in the financial statements include: TWC Export, Inc., a domestic international-sales corporation that is under the same ownership as Twincraft, and that was dissolved effective December 31, 2006; Asch Brothers Partnership, whose partners are related parties to the majority stockholders of Twincraft, and which owns buildings and property that it leases to Twincraft; and Asch Enterprises, LLC, a limited liability company whose sole member is the majority stockholder of Twincraft, and which leases warehouse facilities to Twincraft.

Accounting policies:

A summary of the Companies’ significant accounting policies applied in the preparation of the accompanying financial statements follows:

1. Principles of consolidation and combination

The consolidated financial statements include the accounts of Twincraft, TWC Export, Inc., Asch Brothers Partnership, and Asch Enterprises, LLC, (collectively the “Companies”), all of which are required to be consolidated under provisions of the Financial Accounting Standards Board Interpretation No. 46R (FIN46R), Consolidation of Variable Interest Entities. All material intercompany accounts and transactions have been eliminated in consolidation (see Note B).

2. Cash and cash equivalents

The Companies consider all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

3. Accounts receivable

Trade accounts receivable are stated at the amount the Companies expect to collect. The Companies maintain allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Management considers the following factors when determining the collectibility of specific customer accounts: customer credit-worthiness, past transaction history with the customer, current economic industry trends, and changes in customer payment terms. If the financial condition of the Companies’ customers was to deteriorate, adversely affecting their ability to make payments, additional allowances would be required.

Based on management’s assessment, the Companies provide for estimated uncollectible amounts through a charge to earnings and a credit to the valuation allowance. Balances that remain outstanding after the Companies have used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable.

4. Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

5. Depreciation and amortization

Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Leasehold improvements are amortized over the lives of the respective leases or the service lives of the improvements, whichever is shorter. Leased property under capital leases is amortized over the lives of the respective leases or over the service lives of the assets for those leases that substantially transfer ownership. The straight-line and declining-balance methods of depreciation are followed for substantially all assets for financial reporting purposes.

A) SUMMARY OF OPERATIONS AND ACCOUNTING POLICIES (continued)

6. Investments

The Companies’ securities investments that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Trading securities are recorded at fair value on the balance sheet in current assets, with the change in fair value during the period included in earnings.

7. Use of estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

8. Income taxes

Income taxes on net earnings of Twincraft, Inc., are payable personally by the stockholders pursuant to an election under subchapter S of the Internal Revenue Code not to have the Company taxed as a corporation.

TWC Export, Inc.’s net earnings are not taxed at the corporate level, but rather to its stockholders upon distribution.

Asch Brothers Partnership is a partnership. Income taxes on net earnings are payable personally by the stockholders.

Asch Enterprises, LLC, is a limited liability company. The sole member has elected not to have the company taxed as a corporation. Income taxes on net earnings are payable personally by the member.

Accordingly, no provision has been made for income taxes other than state minimum income taxes.

B) CHANGE IN ACCOUNTING PRINCIPLE/ADJUSTMENT TO PRIOR PERIOD

In December 2003, the Financial Accounting Standards Board issued Interpretation No. 46R (FIN 46R), Consolidation of Variable Interest Entities. FIN 46R establishes standards for identifying a variable-interest entity and for determining under which circumstances a variable-interest entity should be consolidated with its primary beneficiary. FIN 46R requires a variable-interest entity to be combined by a company if that company is the primary beneficiary, as evidenced by being subject to a majority of the risk of loss from the variable-interest entity’s activities, or entitled to receive a majority of the entity’s residual returns, or both. Twincraft, Inc., and its affiliated entities have adopted FIN 46R as of January 1, 2005.

The 2005 financial statements have been restated to correct an error in the application of FIN46R. Whereas the stockholders’ equity of TWC Export, Inc., and the member’s equity of Asch Enterprises, LLC, should have been treated as “Non-controlling Interest of Consolidated Affiliate” as of December 31, 2005, and the net earnings of TWC Export, Inc., and Asch Enterprises, LLC, as increases in “Non-controlling Interest in Earnings of Consolidated Affiliate” during the year then ended, the equity was included in the Company’s consolidated equity as of December 31, 2005, and the net earnings included in the Company’s consolidated net earnings for 2005. The effect of the restatement was to decrease stockholders’ equity as of December 31, 2005 by $169,124, and decrease consolidated net earnings for 2005 by $149,869, from those previously reported.

C) CONCENTRATIONS OF CREDIT RISK

The Companies maintain bank account balances which, at times, may exceed federally insured limits. The Companies have not experienced any losses with these accounts. Management believes the Companies are not exposed to any significant credit risk on cash.

D) INVENTORIES

Inventories consist of the following at December 31:

	2006	2005
Raw materials and components	$2,834,035	$2,004,610
Inventory in transit	177,650	124,384
Finished and semi-finished goods	1,132,609	963,253
	4,144,294	3,092,247
Less reserve for obsolete and slow moving inventory	246,372	252,958
	$3,897,922	$2,839,289

E) INVESTMENTS

Investments in trading securities are measured at fair value, with net unrealized gains or losses included in the determination of net earnings. As of December 31, 2006 and 2005, net unrealized holding gain on trading securities of $0 and $5,806, respectively, is included in net earnings, as indicated in the following table:

	2006	2005
Net unrealized gain on trading securities at beginning of year	$—	$7,997
Increase in unrealized gain included in earnings during the year	—	5,806
Net unrealized gain on trading securities at end of year	$—	$13,803

Sales proceeds and realized gains were $339,323 and $39,678, respectively, in 2006.

F) NOTE PAYABLE

Note payable consists of the amount due to the KeyBank National Association (“KeyBank National”) under a $5,000,000 revolving line of credit expiring June 2007, and subject to annual renewal thereafter. Borrowings are subject to borrowing base requirements as defined in the agreement. Interest is payable monthly at the bank’s prime rate (8.25% at December 31, 2006), or LIBOR, as defined (5.3% at December 31, 2006), plus 1.85%. The line of credit is secured by substantially all assets of Twincraft. Provisions of the loan agreement include, among other things, restrictions on borrowing and various financial ratios, as defined in the agreement.

Twincraft has established letters of credit with KeyBank National related to purchases of inventory. These commitments were $261,000 at December 31, 2006, and $208,800 at December 31, 2005.

G) LONG-TERM DEBT

	2006	2005
Long-term debt consists of the following at December 31:
KeyBank National Association -

Payable in varying monthly principal installments. Interest payable monthly at the 30-day LIBOR rate (5.35% at December 31, 2006), plus 2.5%. Due June 1, 2014. Secured by substantially all assets of Asch Brothers Partnership, and guaranteed by Twincraft, Inc. Subsequent to December 31, 2006, the guarantee by Twincraft, Inc. was removed by the bank.	$756,261	$829,813

The following notes are collateralized by substantially all assets of Twincraft, Inc., and were repaid subsequent to December 31, 2006 (Note K):

Payable in quarterly principal installments of $62,500. Interest payable monthly at the 90-day LIBOR rate (5.35313% at December 31, 2006), plus 2%. Due May 1, 2007.	125,000	375,000

Payable in quarterly principal installments of $15,000. Interest payable monthly at the 30-day LIBOR rate (5.35% at December 31, 2006), plus 2.25%. Due July 1, 2007.	45,000	105,000

Payable in quarterly principal installments of $10,000. Interest payable monthly at the 30-day LIBOR rate (5.35% at December 31, 2006), plus 2.25%. Due December 1, 2007.	40,000	80,000

Stockholder - unsecured note payable upon demand.	51,120	90,126
	1,017,381	1,479,939
Principal payments due within one year	333,653	512,659
	$683,728	$967,280

G) LONG-TERM DEBT (continued)

As of December 31, 2006, long-term debt matures as follows:

Years ending December 31,	Amount
2007	$338,906
2008	83,950
2009	90,602
2010	97,782
2011	105,530
Thereafter	300,611
$1,017,381

H) CAPITAL LEASE OBLIGATIONS

Twincraft leases equipment under a master lease agreement with Key Equipment Finance, a division of Key Corporate Capital, Inc., for the lease of machinery and equipment under agreements that qualify for treatment as capital leases. The leases expire in July 2009 and November 2008. Subsequent to December 31, 2006, the leases were paid off (see Note K).

Leases that meet the criteria of capital leases have been capitalized and the related assets are included in property, plant and equipment in the following amounts:

	2006	2005
Machinery and equipment	$752,078	$752,078
Less accumulated amortization	282,590	177,505
	$469,488	$574,573

The following is a schedule by years of future minimum lease payments, together with the present value of the net minimum lease payments, as of December 31, 2006:

Years ending December 31,	Amount
2007	$151,304
2008	145,554
2009	48,010
Total minimum lease payments	344,868
Amount representing interest	15,128
329,740
Current obligation under capital leases	141,387
Present value of long-term obligation under capital leases	$188,353

I) DEFINED CONTRIBUTION RETIREMENT PLAN

The Companies have a 401(k) plan (the Plan) that covers substantially all employees. Contributions to the Plan are at the discretion of the board of directors. Contributions to the Plan charged to operations were $38,700 in 2006 and $34,900 in 2005.

J) MAJOR CUSTOMERS

During 2005, the Companies sold a substantial portion of their products to two customers. Sales to these customers were approximately $2,838,400 (10.5% of net sales) and $2,831,600 (10.5% of net sales). Amounts due from these customers at December 31, 2005, included in trade accounts receivable, were approximately $278,600 and $531,700. There were no customers to whom the Company sold more than 10% of its total sales during 2006.

K) SUBSEQUENT EVENTS

On January 23, 2007, the stockholders of Twincraft, Inc., sold 100% of their common stock to another company for an amount that exceeds the total stockholders’ equity at December 31, 2006. Concurrently, Twincraft, Inc., took the following actions:

•	Repaid all existing debt owed to KeyBank by Twincraft, Inc. (Notes F and G), and all leases with Key Equipment Finance (Note H).

•
Renegotiated its lease agreements with Asch Partnership, effective January 23, 2007, whereby Twincraft will pay rent of $362,000 during 2007, and $452,500 per year for the remainder of the revised lease term, which expires December 31, 2013. The lease contains an option to renew the lease for an additional seven years at a rate that includes an increase of 3%. The lease also includes a purchase option as defined in the agreement.

Report of Independent Certified Public Accountants
on Supplemental Information

To the Stockholders and
Board of Directors of
Twincraft, Inc., and Affiliates

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole of Twincraft, Inc., and Affiliates, as of and for the years ended December 31, 2006 and 2005, which are presented in the preceding section of this report. The consolidating supplemental information presented hereinafter is presented for purposes of additional analysis of the basic consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements, and, in our opinion, is fairly stated in all material respects, in relation to the basic consolidated financial statements taken as a whole.

/s/ Gallagher, Flynn & Company, LLP

February 28, 2007

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2006

	Twincraft, Inc.	TWC Export, Inc.	Asch Brothers Partnership	Asch Enterprises, LLC	Subtotal	Eliminating Entries	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$—	$67,116	$26,289	$93,405	$—	$93,405
Accounts receivable, less allowance for doubtful accounts of approximately $318,000	5,275,583	—	—	—	5,275,583	—	5,275,583
Inventories	3,897,922	—	—	—	3,897,922	—	3,897,922
Notes receivable - current portion	—	—	117,159	—	117,159	(117,159)	—
Prepaid expenses	46,141	—	—	—	46,141	—	46,141
Total current assets	9,219,646	—	184,275	26,289	9,430,210	(117,159)	9,313,051
PROPERTY, PLANT AND EQUIPMENT, at cost
Land, building, and leasehold improvements	3,753,140	—	—	—	3,753,140	52,027	3,805,167
Machinery and equipment	9,637,929	—	—	—	9,637,929	—	9,637,929
Furniture, office equipment and software	1,519,983	—	—	—	1,519,983	—	1,519,983
	14,911,052	—	—	—	14,911,052	52,027	14,963,079
Less accumulated depreciation and amortization	9,014,319	—	—	—	9,014,319	99,394	9,113,713
	5,896,733	—	—	—	5,896,733	(47,367)	5,849,366
OTHER ASSETS - Notes Receivable	—	—	1,104,083	—	1,104,083	(1,104,083)	—
	$15,116,379	$—	$1,288,358	$26,289	$16,431,026	$(1,268,609)	$15,162,417
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Note payable - bank	$2,246,868	$—	$—	$—	$2,246,868	$—	$2,246,868
Current maturities of capital lease obligations	258,546	—	—	—	258,546	(117,159)	141,387
Current maturities of long-term debt	261,120	—	72,533	—	333,653	—	333,653
Accounts payable	2,221,829	—	—	—	2,221,829	—	2,221,829
Accrued liabilities	1,197,571	—	5,042	—	1,202,613	—	1,202,613
Total current liabilities	6,185,934	—	77,575	—	6,263,509	(117,159)	6,146,350
CAPITAL LEASE OBLIGATIONS, less current maturities	1,292,436	—	—	—	1,292,436	(1,104,083)	188,353
LONG-TERM DEBT, less current maturities	—	—	683,728	—	683,728	—	683,728
NON-CONTROLLING INTEREST IN CONSOLIDATED AFFILIATES	—	—	—	—	—	553,344	553,344
STOCKHOLDERS’ EQUITY
Stockholders’ equity:
Common stock	392	—	—	—	392	—	392
Additional paid-in capital	681,232	—	—	—	681,232	—	681,232
Retained earnings	6,956,385	—	—	—	6,956,385	(47,367)	6,909,018
Total stockholders’ equity	7,638,009	—	—	—	7,638,009	(47,367)	7,590,642
Members’ equity and Partners’ capital	—	—	527,055	26,289	553,344	(553,344)	—
	7,638,009	—	527,055	26,289	8,191,353	(600,711)	7,590,642
	$15,116,379	$—	$1,288,358	$26,289	$16,431,026	$(1,268,609)	$15,162,417

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2005

	Twincraft, Inc.	TWC Export, Inc.	Asch Brothers Partnership	Asch Enterprises, LLC	Subtotal	Eliminating Entries	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$391,815	$—	$35,143	$82,023	$508,981	$—	$508,981
Accounts receivable, less allowance for doubtful accounts of approximately $286,000	4,790,179	106,076	—	—	4,896,255	(106,076)	4,790,179
Inventories	2,839,289	—	—	—	2,839,289	—	2,839,289
Investments	173,947	—	—	—	173,947	—	173,947
Notes receivable - current portion	—	—	104,094	—	104,094	(104,094)	—
Prepaid expenses	62,486	—	115	—	62,601	(18,975)	43,626
Total current assets	8,257,716	106,076	139,352	82,023	8,585,167	(229,145)	8,356,022
PROPERTY, PLANT AND EQUIPMENT, at cost
Land, building, and leasehold improvements	3,708,030	—	—	—	3,708,030	52,027	3,760,057
Machinery and equipment	8,950,760	—	—	—	8,950,760	—	8,950,760
Furniture, office equipment and software	1,492,010	—	—	—	1,492,010	—	1,492,010
	14,150,800	—	—	—	14,150,800	52,027	14,202,827
Less accumulated depreciation and amortization	8,258,443	—	—	—	8,258,443	99,394	8,357,837
	5,892,357	—	—	—	5,892,357	(47,367)	5,844,990
OTHER ASSETS - Notes Receivable	—	—	1,221,242	—	1,221,242	(1,221,242)	—
	$14,150,073	$106,076	$1,360,594	$82,023	$15,698,766	$(1,497,754)	$14,201,012
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Note payable - bank	$3,500,000	$—	$—	$—	$3,500,000	$—	$3,500,000
Current maturities of capital lease obligations	240,353	—	—	—	240,353	(104,094)	136,259
Current maturities of long-term debt	440,126	—	72,533	—	512,659	—	512,659
Accounts payable	1,547,828	—	—	—	1,547,828	—	1,547,828
Accrued liabilities	1,300,196	—	10,295	18,975	1,329,466	(125,051)	1,204,415
Total current liabilities	7,028,503	—	82,828	18,975	7,130,306	(229,145)	6,901,161
CAPITAL LEASE OBLIGATIONS, less current maturities	1,550,982	—	—	—	1,550,982	(1,221,242)	329,740
LONG-TERM DEBT, less current maturities	210,000	—	757,280	—	967,280	—	967,280
NON-CONTROLLING INTEREST IN CONSOLIDATED AFFILIATES	—	—	—	—	—	689,610	689,610
STOCKHOLDERS’ EQUITY
Stockholders’ equity:
Common stock	392	2,500	—	—	2,892	(2,500)	392
Additional paid-in capital	681,232	—	—	—	681,232	—	681,232
Retained earnings	4,678,964	106,076	—	—	4,785,040	(153,443)	4,631,597
Note receivable for the purchase of common stock	—	(2,500)	—	—	(2,500)	2,500	—
Total stockholders’ equity	5,360,588	106,076	—	—	5,466,664	(153,443)	5,313,221
Members’ equity and Partners’ capital	—	—	520,486	63,048	583,534	(583,534)	—
	5,360,588	106,076	520,486	63,048	6,050,198	(736,977)	5,313,221
	$14,150,073	$106,076	$1,360,594	$82,023	$15,698,766	$(1,497,754)	$14,201,012

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATING STATEMENT OF EARNINGS

YEARS ENDED DECEMBER 31, 2006

	Twincraft, Inc.	TWC Export, Inc.	Asch Brothers Partnership	Asch Enterprises, LLC	Subtotal	Eliminating Entries	Consolidated
Administrative expenses
NET SALES	$30,972,552	$—	$—	$383,024	$31,355,576	$(383,024)	$30,972,552

COST OF SALES	22,065,385	—	—	289,782	22,355,167	(289,782)	22,065,385

GROSS PROFIT	8,907,167	—	—	93,242	9,000,409	(93,242)	8,907,167

OPERATING EXPENSES
Selling and shipping expenses	2,717,290	—	—	—	2,717,290	—	2,717,290
Administrative expenses	2,386,164	—	—	—	2,386,164	(93,242)	2,292,922
Lab and research and development expenses	453,960	—	—	—	453,960	—	453,960
	5,557,414	—	—	—	5,557,414	(93,242)	5,464,172
EARNINGS FROM OPERATIONS	3,349,753	—	—	93,242	3,442,995	—	3,442,995
OTHER (INCOME) EXPENSE
Interest expense	391,285	—	55,745	—	447,030	(159,978)	287,052
Interest income	—	—	(159,978)	—	(159,978)	159,978	—
Other, net	(112,313)	—	—	—	(112,313)	—	(112,313)
	278,972	—	(104,233)	—	174,739	—	174,739
EARNINGS BEFORE NON-CONTROLLING INTEREST IN EARNINGS OF CONSOLIDATED AFFILIATES	3,070,781	—	104,233	93,242	3,268,256	—	3,268,256
NON-CONTROLLING INTEREST IN EARNINGS OF CONSOLIDATED AFFILIATES	—	—	—	—	—	(197,475)	(197,475)
NET EARNINGS	$3,070,781	$—	$104,233	$93,242	$3,268,256	$(197,475)	$3,070,781

TWINCRAFT, INC., AND AFFILIATES

CONSOLIDATING STATEMENT OF EARNINGS

YEAR ENDED DECEMBER 31, 2005

	Twincraft, Inc.	TWC Export, Inc.	Asch Brothers Partnership	Asch Enterprises, LLC	Subtotal	Eliminating Entries	Consolidated
NET SALES	$27,116,204	$106,076	$—	$330,406	$27,552,686	$(436,482)	$27,116,204

COST OF SALES	20,817,777	—	—	286,613	21,104,390	(286,613)	20,817,777

GROSS PROFIT	6,298,427	106,076	—	43,793	6,448,296	(149,869)	6,298,427

OPERATING EXPENSES
Selling and shipping expenses	2,388,871	—	—	—	2,388,871	(106,076)	2,282,795
Administrative expenses	2,270,341	—	4,455	—	2,274,796	(78,686)	2,196,110
Lab and research and development expenses	460,140	—	—	—	460,140	—	460,140
	5,119,352	—	4,455	—	5,123,807	(184,762)	4,939,045
EARNINGS FROM OPERATIONS	1,179,075	106,076	(4,455)	43,793	1,324,489	34,893	1,359,382
OTHER (INCOME) EXPENSE
Interest expense	465,260	—	70,961	—	536,221	(171,547)	364,674
Interest income	—	—	(171,547)	—	(171,547)	171,547	—
Other, net	(1,553)	—	—	—	(1,553)	—	(1,553)
	463,707	—	(100,586)	—	363,121	—	363,121
EARNINGS BEFORE NON-CONTROLLING INTEREST IN EARNINGS OF CONSOLIDATED AFFILIATES	715,368	106,076	96,131	43,793	961,368	34,893	996,261
NON-CONTROLLING INTEREST IN EARNINGS OF CONSOLIDATED AFFILIATES	—	—	—	—	—	(246,000)	(246,000)
NET EARNINGS	$715,368	$106,076	$96,131	$43,793	$961,368	$(211,107)	$750,261